                JPMORGAN CHASE BANK SECURITIES LENDING AGREEMENT

                               AMENDMENT NO. 1 TO
                                   SCHEDULE A

         THIS AMENDMENT, dated July 17, 2003, amends the Schedule A of the Securities Lending Agreement, dated December 22, 1998 as amended on October 1, 2002 ("Agreement"), between those registered investment companies listed on Schedule A to the Agreement (each a "Customer"), having a place of business at 2005 Market Street, Philadelphia, PA 19103, and JPMorgan Chase Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

Currently Lending:
                                                                                                             -----------------
Domestic                                                                                                         Approved
                                                                                                             -----------------
Titan                                                                                                          Yes       No
-----                                                                                                          ---       --
                                                                                                             -------- --------
P50665                                          VIP LARGE CAP VALUE SERIES                                      X
                                                                                                             -------- --------
P50669                                          VIP BALANCED SERIES                                             X
                                                                                                             -------- --------
P50670                                          VIP GROWTH OPPORTUNITIES SERIES                                 X
                                                                                                             -------- --------
P50671                                          DELAWARE DELCHESTER FUND                                        X
                                                                                                             -------- --------
P50672                                          VIP TREND SERIES                                                X
                                                                                                             -------- --------
P50676                                          DELAWARE BALANCED FUND                                          X
                                                                                                             -------- --------
P50677                                          DELAWARE DEVON FUND                                             X
                                                                                                             -------- --------
P50684                                          DELAWARE GROWTH OPPORTUNITIES FUND                              X
                                                                                                             -------- --------
P50685                                          DELAWARE SMALL-CAP VALUE FUND                                   X
                                                                                                             -------- --------
P82406                                          DELAWARE TREND FUND                                             X
                                                                                                             -------- --------
P82404                                          DELAWARE DECATUR EQUITY INCOME FUND                             X
                                                                                                             -------- --------
P82405                                          DELAWARE GROWTH & INCOME FUND                                   X
                                                                                                             -------- --------
P50679                                          DELAWARE REIT FUND                                              X
                                                                                                             -------- --------
P50673           (Subject to Restriction 1)     VIP SMALL CAP VALUE SERIES                                      X
                                                                                                             -------- --------
P50683                                          DELAWARE INVESTMENTS DIVIDEND AND INCOME, INC.                  X
                                                                                                             -------- --------

                                                                                                             -------- --------
N/A                                             OPTIMUM FIXED INCOME FUND                                       X
                                                                                                             -------- --------
N/A                                             OPTIMUM INTERNATIONAL FUND                                      X
                                                                                                             -------- --------
N/A                                             OPTIMUM LARGE CAP GROWTH FUND                                   X
                                                                                                             -------- --------
N/A                                             OPTIMUM LARGE CAP VALUE FUND                                    X
                                                                                                             -------- --------
N/A                                             OPTIMUM SMALL CAP GROWTH FUND                                   X
                                                                                                             -------- --------
N/A                                             OPTIMUM SMALL CAP VALUE FUND                                    X
                                                                                                             -------- --------

                                                                                                             -----------------
International                                                                                                    Approved
                                                                                                             -----------------
Titan                                    GTI                                                                   Yes       No
-----                                    ---                                                                   ---       --
                                                                                                             -------- --------
P81294                                   7689   VIP INTERNATIONAL EQUITY SERIES                                 X
                                                                                                             -------- --------
P81295                                   7690   DPT INTERNATIONAL EQUITY PORTFOLIO                              X
                                                                                                             -------- --------
P81296                                   7691   DPT GLOBAL FIXED INCOME PORTFOLIO                               X
                                                                                                             -------- --------
P81297                                   7692   DPT LABOR SELECT INT'L EQUITY PORTFOLIO                         X
                                                                                                             -------- --------
P81298                                   7693   DELAWARE  INTERNATIONAL VALUE EQUITY FUND                       X
                                                                                                             -------- --------

                                                                                                             -----------------
International (Continued)                                                                                        Approved
                                                                                                             -----------------
Titan                                    GTI                                                                   Yes       No
-----                                    ---                                                                   ---       --
                                                                                                             -------- --------
P81776            (Subject to           9849    DPT EMERGING MARKETS PORTFOLIO                                  X
                  Restriction 2)
                                                                                                             -------- --------
P82424                                 13852    DELAWARE GLOBAL DIVIDEND AND INCOME FUND, INC.                  X
                                                                                                             -------- --------


AGREED AND ACCEPTED:

CUSTOMER                                        JPMORGAN CHASE BANK


By:      Michael P. Bishof                      By:      Gene Gemelli
         -----------------------------------             ----------------------
Name:    Michael P. Bishof                      Name:    Gene Gemilli
Title:   Senior Vice President/Treasurer        Title:   Vice President
Date:    July 17, 2003                          Date:    September 8, 2003






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